Exhibit 10.62

RAINS COUNTY, TEXAS

ASSIGNMENT AND BILL OF SALE AND DEED

STATE OF TEXAS	§
§
COUNTY OF RAINS	§

THAT, ROCKWALL MARKETING CORPORATION, a Texas Corporation, and PRODUCERS PIPELINE CORPORATION, a Texas Corporation, both of whose addresses are 4550 Post Oak Place, Suite 175, Houston, TX 77027, hereinafter sometimes collectively referred to as “Assignors” for and in consideration of the sum of Ten Dollars ($10.00) cash in hand and other good and valuable considerations, paid by ENERGYTEC, INC., 14785 Preston Road, Suite 550 Dallas, Texas 75254, hereinafter sometimes referred to as “Assignee”, the receipt and sufficiency of which are hereby acknowledged, and the further consideration of the following:

Assignee’s assumption and agreement to pay according to its terms that certain indebtedness from Energytec as Borrower to American Bank of Texas as Lender as described in that certain Modification Agreement dated April 11, 2003 which indebtedness has a current outstanding principal balance of $1,906,846.75 (the “Indebtedness”).

Assignee agrees to pay the unpaid principal and the earned interest on the Indebtedness interest from January 1, 2003. The Indebtedness is secured by the Deeds of Trust and related lien documents described in Exhibit “B” attached hereto (“Deeds of Trust”). As further consideration, Assignee promises to keep and perform all the covenants and obligations of the Grantors named in the Deeds of Trust and to indemnify, defend and hold Grantors and any guarantors of the Indebtedness harmless from any loss, attorney’s fees, expenses or claim attributable to breach or default of any provision of this assumption by Grantee.

and subject to the reservation of the term net profits interest described below, does hereby grant, bargain, sell, assign, deliver, transfer, set over and convey unto Assignee:

(1) all of Assignors’ right, title and interest, in and to the oil, gas and mineral leases and properties described in Exhibit “A” attached hereto and made a part hereof for all purposes, together with, including but not limited to, the following:

All wells, personal property and equipment including surface and downhole equipment situated upon or in the land and leases where the well(s) are located and/or used in connection therewith and all units and unitized leases, together with all rights incident thereto, and

(2) all of Assignor’s right, title and interest, in and to the natural gas processing plants, fee lands, pipeline and gathering systems, and related facilities and appurtenances used in connection therewith described in Exhibit “A” attached hereto and made a part hereof for all purposes, together with, including but not limited to, the following:

All buildings, facilities, easements, rights-of-way, options, servitudes, licenses, permits, contractual rights, grants and appurtenances whether recorded or unrecorded, (including all amendments, corrections and ratifications of any instrument pertaining thereto), all equipment and fixtures related thereto and used in connection therewith.

Assignors reserve and retain however, a net profits interest in production through June 30, 2003 as described in the Purchase and Sale Agreement effective midnight Central Standard Time, December 31, 2002 between Rockwall Marketing Corporation and Producers Pipeline Corporation as Sellers and Energytec, Inc. as Buyer.

TO HAVE AND TO HOLD the rights and interest(s) herein conveyed, together with all and singular the rights, privileges, equipment, and appurtenances thereto or in any wise belonging unto Assignee, its successors and assigns, forever.

This Assignment and Bill of Sale and Deed is subject to the following terms and provisions:

(1) This instrument is made with warranty of title by, through and under Assignors, but not otherwise and Assignors represent all of the said properties, rights and/or interest herein conveyed to be free and clear of all encumbrances, except taxes and except as noted in this Assignment and Bill of Sale and Deed.

(2) Assignee hereby agrees to assume all unpaid tax obligations on the properties, rights and/or interests herein conveyed.

(3) Assignors hereby agree to execute such other instruments necessary and/or which may be required by such governing authority having jurisdiction to effect this conveyance.

(4) Assignee hereby agrees to assume the operations and obligations of Assignors, as owner and operator of the properties herein conveyed in compliance and accordance with all applicable, federal, state and local laws, order, rules, regulations and standards set forth by any governing authority having jurisdiction.

(5) Assignee, hereby agrees to exonerate, indemnify, hold harmless and defend Assignors, their successors, and assigns, against any and all claims, damages and costs arising from any acts or omissions pertaining to any activities of Assignee, its employees, representatives, agents, or contractors and any and all expenses connected therewith including, without limitation, all attorney’s fees. Such liability, exoneration, hold harmless and indemnification shall, without limitation, cover bodily injury, death, damage to property or natural resources and compliance with all legal obligations including, without limitation, any governmental order or directive to test, monitor, remove, contain, treat or neutralize any pollutants or hazardous substances. Said liability, exoneration, hold harmless and indemnification shall also cover the undertaking as well as all of the costs of any response, removal or remedial action arising from any presence, storage, discharge, release, spillage, or escape of any oil or gas fractions, hydrocarbons, chlorides, gas vapors, irritants, contaminants, pollutants, or any other hazardous, toxic or chemical substances even if not considered hydrocarbons.

(6) Assignors hereby agree to deliver and/or turnover to Assignee, all files and records affecting and/or pertinent to the properties herein conveyed in Assignors’ possession or which Assignors may have the right to obtain.

(7) Assignee hereby agrees to accept all personal property and equipment associated with the properties and interests herein conveyed on an as is, where is, condition, without warranty, either express or implied as to condition, fitness for use or purpose, or merchantability of same.

DISCLAIMER OF IMPLIED WARRANTIES

THERE ARE NO WARRANTIES THAT EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DISCLAIMER. ASSIGNOR DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OF THE GOODS OR OF THE FITNESS OF THE GOODS FOR ANY PURPOSE, AND ASSIGNEE AGREES THAT THE GOODS ARE SOLD “AS IS, WHERE IS AND WITH ALL FAULTS.”

This Assignment and Bill of Sale and Deed is subject to:

(1) all documents currently of record in the County and State described on Exhibit “A” attached hereto;

(2) the Purchase and Sale Agreement between Rockwall Marketing Corporation, Producers Pipeline Corporation and Energytec, Inc. effective midnight Central Standard Time December 31, 2002;

(3) certain agreements described as follows:

(a)	Letter agreement between Newco Energy, Inc. (“Newco”), Mescalero Oil & Gas, Inc. (“Mescalero”), Rockwall Marketing Corporation (“Rockwall”) and Producers Pipeline Corporation (“Producers”) dated January 15, 1999;

(b)	Assignment and Bill of Sale from Mescalaro to Rockwall effective November 1, 1998 recorded in Volume 3009, Page 233, Deed Records of Bowie County, Texas, conveying certain oil and gas leases;

(c)	Assignment and Bill of Sale from Mescalaro to Producers effective November 1, 1998 recorded in Volume 3009, Page 226, Deed Records of Bowie County, Texas, conveying a gas processing plant, fee lands, easements and other rights described therein and which requires Newco’s consent to assign;

(d)	The Security Agreement from Producers to Newco effective November 1, 1998 recorded in Volume 3079, Page 346, Deed Records of Bowie County, Texas;

(e)	The Security Agreement from Rockwall to Newco effective November 1, 1998 recorded in Volume 3079, Page 340, Deed Records of Bowie County, Texas; and

(f)	Transportation Agreement effective November 1, 1998 between Producers and Newco mandating a transportation fee for use of certain pipelines

This instrument shall inure to the benefit of the parties hereto, their successors and assigns.

EXECUTED as of April 21st, 2003, but this Assignment and Bill of Sale and Deed shall be effective January 1, 2003 at 12:01 a.m., the “Effective Time”.

ASSIGNORS:

ROCKWALL MARKETING CORPORATION

BY:	/s/ Roy T. Rimmer
Roy T. Rimmer, Jr., President

PRODUCERS PIPELINE CORPORATION

BY:	/s/ Roy T. Rimmer
Roy T. Rimmer, Jr., President

ASSIGNEE

ENERGYTEC, INC.

BY:	/s/ Frank W. Cole
Frank W. Cole, President

STATE OF TEXAS

COUNTY OF TARRANT

This instrument was acknowledged before me on the 21st day of April, 2003, by Roy T. Rimmer, President of Rockwell Marketing Corporation, a Texas Corporation, for and on behalf of said corporation.

/s/ Evelyn J Kyle
Notary Public – State of Texas

STATE OF TEXAS

COUNTY OF TARRANT

This instrument was acknowledged before me on the 21st day of April, 2003, by Roy T. Rimmer, President of Producers Pipeline Corporation, a Texas Corporation, for and on behalf of said corporation.

/s/ Evelyn J Kyle
Notary Public – State of Texas

STATE OF TEXAS

COUNTY OF TARRANT

This instrument was acknowledged before me on the 21st day of April, 2003, by Frank W. Cole, President, of Energytec, Inc., a Corporation, for and on behalf of said corporation.

/s/ Evelyn J Kyle
Notary Public – State of Texas

EXHIBIT “A”

WADE BROTHERS GAS UNIT NO. 1

Oil and gas property known as Wade Brothers Gas Unit No. 1 as described in Unit Declaration recorded in Volume 286, Page 667 of the Deed Records of Rains County, Texas, as more fully described in Assignment and Bill of Sale from Scotchwood Group, Ltd., et al to Rockwall Marketing Corporation effective March 1, 1998 and recorded in Volume 359, Page 362, of the Deed Records of Rains County, Texas.

RAINS COUNTY, TEXAS

WADE BROTHERS GAS UNIT NO. 1	(Reference:) Assignment and Bill of Sale dated June 8, 1998 from Scotchwood Group, Ltd. et al to Rockwall Marketing Corporation, recorded in Volume Illegible, Page 362 of the Real Property Records of Rains County, Texas. Being 102.00 acres, more or less, Bonifacio de O’Sines Survey, A-176, Rains County, Texas, described in Unit Declaration recorded in Volume 364, Page 204 of the Real Property Records of Rains County, Texas. Subject to Letter Agreement dated June 1, 1998.

	OIL, GAS AND MINERAL LEASES:	LEASE DATE	RECORDING DATA VOLUME/PAGE	LESSOR	LESSEE
		3/19/98	363/341	W. T. Wade	Rockwall Marketing Corporation
		3/19/98	363/390	Evelyn Wade, Individually and as Independent Executrix of the Estate of J.H. Wade, Deceased	Rockwall Marketing Corporation
		6/16/98	363/387	Mary Marcelle Hamer Hull	Rockwall Marketing Corporation
		6/16/98	363/376	Dr. Truett A. Hull	Rockwall Marketing Corporation
		6/16/98	363/384	Julia Hull Cleveland	Rockwall Marketing Corporation
		6/16/98	363/378	Harriett Hull Smith	Rockwall Marketing Corporation
		6/16/98	363/381	Benna Gay Hull Timperlake	Rockwall Marketing Corporation
		3/26/98	363/372	Vemon T. Wade and wife, Nina Wade	Rockwall Marketing Corporation
		6/16/98	363/368	Jeanette Pickett	Rockwall Marketing Corporation
		6/16/98	363/362	Lou Ann Byrd	Rockwall Marketing Corporation
		6/16/98	363/360	Tom Frank Worsham	Rockwall Marketing Corporation
		6/16/98	363/364	Steven F. Worsham	Rockwall Marketing Corporation
		6/16/98	363/367	Thomas Frierson Worsham	Rockwall Marketing Corporation
		6/16/98	363/361	LM Brazlel	Rockwall Marketing Corporation
		3/21/98	363/368	Imogene Mading Frierson	Rockwall Marketing Corporation
		3/21/98	363/348	Martha xxx Ells	Rockwall Marketing Corporation
		3/31/98	363/344	Elizabeth Lormand, Nancy Herring, Ann Cooksey, and Gay Grabill	Rockwall Marketing Corporation

Oil and Gas Deed of Trust, Security Agreement, Assignment of Production and Financing Statement executed by Rockwall Marketing Corporation, dated May 11, 1999, recorded in Volume 368, Page 474 of the Deed of Trust Records of Rains County, Texas.

UCC-1 Financing Statement executed by Producers Pipeline Corporation filed with the Secretary of State of Texas under File No. 99-102649.

SCHEDULES TO EXHIBIT A OMITTED